Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account C

Multiple Sponsored Retirement Options

Supplement Dated July 2, 2024 to the Contract Prospectus,

Initial Summary Prospectus, and Updating Summary Prospectus,

each dated May 1, 2024, as amended

This supplement to the variable annuity contract prospectus (“contract prospectus”), initial summary prospectus and updating summary prospectus (“summary prospectuses”), updates and amends certain information contained in them. Please read this supplement carefully and keep it with the contract prospectus and summary prospectuses that you may have received, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus and summary prospectuses.

NOTICE OF AND IMPORTANT INFORMATION ABOUT
AN UPCOMING FUND REORGANIZATION

On May 22, 2024, the Board of Trustees of Voya Mutual Funds approved a proposal to reorganize the Disappearing Fund with and into the following “Surviving Fund” (the “Reorganization”):

Disappearing Fund	Surviving Fund
Voya Global Perspectives® Fund	Voya Global Income & Growth Fund (a series of Voya Equity Trust)

The Reorganization is subject to approval by the shareholders of Voya Global Perspectives® Fund. A proxy statement/prospectus detailing the Reorganization is expected to be mailed to the Disappearing Funds’ shareholders on or about August 16, 2024, and a shareholder meeting is scheduled to be held on or about October 10, 2024. Additionally, if the Reorganization is not approved, any contingent deferred sales charge (“CDSC”) on a redemption of shares of the Disappearing Fund or on a redemption of shares of the Surviving Fund acquired as a result of a Reorganization shall be waived from July 15, 2024 (“Record Date”) through and until thirty (30) days following the Closing Date (as defined below). The Disappearing Fund will notify its shareholders if shareholder approval of its Reorganization is not obtained. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about October 25, 2024 (the “Closing Date”).

If shareholders of the Disappearing Fund approve their respective Reorganization, from the open of business on October 11, 2024, through the close of business on October 25, 2024, the Disappearing Fund will be in a “transition period” during which time a transition manager will align the Disappearing Fund’s holdings with those of the Surviving Fund. During this time, the Disappearing Fund may not be pursuing their investment objectives and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Following the Reorganization, the Disappearing Funds’ shareholders will hold corresponding shares of the Surviving Fund, except for shareholders of Class R Shares which will receive Class A Shares of the Surviving Fund.

X.01107-24B	July 2024

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the contract prospectus, summary prospectuses, and Statement of Additional Information for each fund. You may obtain these documents by contacting us as follows:

Customer Service

P.O. Box 990063

Hartford, CT 06199-0063

1-800-584-6001

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full contract prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number, or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Please retain this supplement for future reference.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.01107-24B	July 2024